September 2017 Investor Presentation Exhibit 99.1

Safe harbor statement This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s filings with the SEC, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA. This financial measure is not a recognized measure under GAAP, and when analyzing our performance, investors should use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

Transforming the aviation industry 1) As of 6/30/2017 2) Based on management estimates, public filings and trade publications of broadband IFC installations as of 6/30/2017 7,500+ 50% 92% North America market share in Business aviation2 Broadband aircraft online1 Global market share in Commercial aviation2 Gogo is the leading global provider of broadband connectivity products and services for aviation

Gogo’s inflight internet leadership Network Solutions Software & Platform Support Services Deliver industry-leading connectivity performance to global aviation 2Ku Ku Next-Gen ATG ATG & ATG4 Enable customizable experiences for passengers and support aviation operations Passenger experience -Internet, GGV Operational Apps Open architecture Install, monitor, manage and maintain connectivity solutions Installation Certification Operations Maintenance Inflight live customer care 24-hr network monitoring Business intelligence/analytics

Most planes and expanding opportunities

Market opportunity

Commercial aviation

~10,000 uncommitted aircraft today
~2,000 new aircraft delivered per year

Business aviation

~25,000 aircraft without broadband today
~1,000 new aircraft delivered per year

Number of aircraft online



8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Gogo CA - Satellite
Gogo BA - ATG
Gogo CA – ATG
2009
2010
2011
2012
2013
2014
2015
2016
Q2' 17

Note: Data based on management estimates, trade publications, Boeing Current Market Outlook 2016-2035, JetNet iQ Report Q1 2017, and other public sources as of 6/30/2017 and includes both commercial and business broadband connected aircraft where specified

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 5

Leading connectivity technology for all aircraft

Global – Satellite

Addressable Aircraft



2Ku

- 100+ Mbps and global coverage
- High availability
- Network Redundancy
- Live TV
- Flying on 250+ aircraft globally

~18,000[2]

North America – Air-To-Ground



ATG, ATG-4



Next Gen ATG[1]

- North American Coverage
- Overnight Installs
- High Speed & Low Latency
- Light Weight
- Next Gen ATG availability expected in 2018

~22,000[3]

1 Next Gen ATG expected to be available in 2018 and expected to deliver 100 Mbps
2 Global commercial aircraft estimate from Boeing Market Outlook 2016-2035, excluding regional jets
3 Includes North American business jets and turboprops estimate from JetNet iQ Report Q1 2017 and commercial regional jets from Boeing Market Outlook 2016-2035 and management estimates

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 6

Growing satellite aircraft connectivity awards Note: 2Ku awards include both signed contracts and letters of intent 2015 2016 2014 50 500 1,500 1,800+ 2017

2Ku is changing the customer experience Expected results and availability based on management estimates. High speed, everywhere, all the time 15+ Mbps per passenger 98% coverage of global flight hours 98% service availability

Superior global satellite network Future Ku HTS coverage Current Ku coverage Access to most global satellite capacity including HTS Ability to integrate next generation satellite constellations seamlessly Providing capacity when and where airline partners need it

1 Expected results and availability based on management estimates 1 3 Mbps 10 Mbps 100+ Mbps Uniquely integrates licensed and unlicensed spectrum Leverages existing ground and airborne infrastructure Overnight installation Targeted for smaller aircraft Next Gen ATG brings 100+ Mbps to North America in 2018 2008 2018 2012 ATG ATG-4 Next Gen ATG Tower Upgrades Existing + unlicensed spectrum Hardware Hardware 134 Mbps demonstrated in lab in May 2017

Portfolio of business aviation solutions

	Large Jets	Medium Jets	Light Jets	Turboprops
	~3,000 Aircraft*	~4,000 Aircraft*	~5,000 Aircraft*	~8,500 Aircraft*
				
REGIONAL:	ATG/4G/ Next Gen ATG	ATG/4G/ Next Gen ATG	ATG/4G	ATG/4G/ Next Gen ATG
GLOBAL:	JX/SBB	SBB	SBB	SBB

+ Bandwidth — PURCHASE MOTIVATION — Applications +

Rockwell Collins · JETFUELX · ForeFlight · The Weather Company · Honeywell · FltPlan.com · GARMIN

* Source: JetNet iQ Report Q1 2017 and Gogo estimates as of June 2016

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 11

Strong revenue and profitability growth Note: Minor differences exist due to rounding (1) Please see reconciliation of Adjusted EBITDA in appendix 22% CAGR CA-ROW Segment Loss Adjusted EBITDA Revenue ($M) Adjusted EBITDA ($M) (1)

Profitability path for all segments

gogo

PROFITABILITY DRIVERS

MORE BANDWIDTH	MORE AIRCRAFT	MORE AIRCRAFT

CA-NA

2,791 Aircraft Online
66% Market Share



392
67
17% margin
Q2 '17 LTM Revenue ($M)
Q2 '17 LTM Segment Profit ($M)

CA-ROW

318 Aircraft Online
13% Market Share
~620 Awarded but not yet installed aircraft



39
(103)
Q2 '17 LTM Revenue ($M)
Q2 '17 LTM Segment Loss ($M)

BA

4,453 ATG Aircraft Online
92% Market Share



215
95
44% margin
Q2 '17 LTM Revenue ($M)
Q2 '17 LTM Segment Profit ($M)

Note: Aircraft online and aircraft backlog, which refers to aircraft awarded, but not yet installed, are as of 6/30/2017
Note: Note market share is based on installed aircraft from public sources, trade publications, management estimates and other public sources as of 6/30/2017

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 13

Strategic priorities

1

Expand technology leadership

- Extend global 2Ku roadmap
- Deploy next gen ATG solution
- Invest in our industry-leading IFC and IFE platforms

2

Scale globally

- Install 2Ku aircraft awards efficiently and aggressively
- Achieve 2Ku OEM offerability starting in 2017
- Increase penetration of ATG and 2Ku in BA market

3

Achieve profitability

- Scale CA-ROW segment to profitability
- Further reduce 2Ku installation costs
- Double ARPA by 2021 from Q3 2016 level
- Achieve free cash flow in 2019[1]

(1) Free cash flow is defined as cash flow from operating activities less consolidated capital expenditures.

©2017 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 14

Why invest in Gogo? Leading position, experience & scale Large opportunities for growth Technology leadership Clear path to free cash flow

Appendix

Growing Shareholder Value MORE AIRCRAFT Significant backlog Growing market Leading market share DECLINING INVESTMENT PER AIRCRAFT ARPA GROWTH MARGIN IMPROVEMENT Decreasing installation time Lower airborne equipment costs Higher airborne equipment proceeds Leverage STC portfolio Increase network capacity Expand payers and services Increase passenger adoption Enable connected aircraft services Drive bandwidth costs down Leverage investments in global network & operations Path to profitability

Revenue ($M) 23% CAGR Note: Minor differences may exist due to rounding. For 2011 and 2013 ARPA is based on aircraft online and for 2015 and 2016 ARPA is based on aircraft online equivalent. CA-NA: Strong revenue and segment profit growth (1) Profit Margin Segment Profit Segment Profit ($M)

Revenue ($M) Note: Minor differences may exist due to rounding. CA-ROW: Strong ARPA growth and increased aircraft online (1) Segment Loss ($M)

Revenue ($M) Note: Minor differences may exist due to rounding. BA: High margin service revenue drives profitability Segment Profit ($M) 18% CAGR Monthly Average Revenue Per Unit (ARPU) Satellite ATG Units Online 16% Total CAGR 36% Service CAGR

(1) Based on management estimates and include satellites operated by Inmarsat, Viasat, Eutelsat, and Yahsat as of 6/30/2017. We estimate that there are approximately 10 Ka satellites in the world, but due to lack of interoperability between Ka satellite providers, only 2 to 5 can currently be used for a given Ka antenna. (2) Based on management estimates and include satellites operated by SES, Intelsat, Eutelsat, Echostar, and Telesat as of 6/30/2017 Ka (2 to 5)(1) 2Ku Gimbaled Record market acceptance, 1,800+ awarded aircraft, brings reliable connectivity to aircraft around the world Ku (~180 in orbit today)(2) SATELLITE ANTENNA 2Ku: Proprietary solution that stands apart from the competition Open Architecture Reliability Speed Capacity Cost Coverage Aero Performance 2Ku Differentiators

Gogo installed and awarded aircraft Note: On May 27, 2016, we entered into a letter agreement with American Airlines whereby American exercised its option to terminate its agreement with Gogo on approximately 550 Gogo-installed mainline aircraft and we currently expect such aircraft to be deinstalled or retired over the next several years. Gogo Aircraft Online & Awarded Aircraft Aircraft Online CA-NA CA-ROW Total ATG Aircraft Online 1 845 - 845 ATG-4 Aircraft Online 1,783 - 1,783 Ku Aircraft Online - 261 261 2Ku Aircraft Online 163 57 220 Total Aircraft Online 2,791 318 3,109 2Ku Aircraft Installed & Awarded But Not Yet Installed 1 2Ku aircraft installed 164 62 226 2Ku awarded but not yet installed, aircraft conversions 880 - 880 2Ku awarded but not yet installed, new aircraft 110 620 730 Total 2Ku Aircraft Installed and Awarded But Not Yet Installed 1,154 682 1,800+ 1 Aircraft online and 2Ku aircraft installed figures are as of 6/30/2017. 2Ku aircraft awards are current as of 8/22/2017. Awarded but not yet installed figures are approximate.

Adjusted EBITDA reconciliation ($M) 2011 2012 2013 2014 2015 2016 2016 Q2 2016 Q3 2016 Q4 2017 Q1 2017 Q2 Net Income (18) (96) (146) (85) (108) (125) (40) (33) (27) (41) (44) Interest Income (0) (0) (0) (0) (0) (2) (0) (1) (1) (1) (1) Interest Expense 1 9 29 33 59 84 18 25 25 27 27 Income Tax Provision 1 1 1 1 1 1 Depreciation & Amortization 33 37 56 64 87 106 25 27 30 30 31 EBITDA 16 (49) (60) 14 39 64 2 18 27 16 13 Fair Value Derivative Adjustments (59) (10) 36 – – – – – – – Class A and Class B Senior Convertible Preferred Stock Return 31 52 29 – – – – – – – Accretion of Preferred Stock 10 10 5 – – – – – – – Stock-based Compensation Expense 2 4 6 10 15 18 4 5 5 4 5 Amortization of Deferred Airborne Lease Incentives (1) (4) (8) (13) (20) (30) (7) (8) (9) (9) (9) Loss on Extinguishment of Debt – – – – – 15 15 – – – – Adjustment of deferred financing costs – 5 – – 2 (1) – – – – – Adjusted EBITDA (1) 9 8 11 37 67 14 15 23 11 10 Note: Minor differences exist due to rounding